UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2021

GW PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-35892	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sovereign House, Vision Park Chivers Way, Histon Cambridge, CB24 9BZ United Kingdom

(Address of principal executive offices, including zip code)

+44 1223 266 800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 12 Ordinary Shares, par value £0.001 per share	GWPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 3, 2021, GW Pharmaceuticals plc, a public limited company incorporated in England and Wales (the “Company”), entered into a Transaction Agreement (the “Transaction Agreement”) with Jazz Pharmaceuticals Public Limited Company, a public limited company incorporated in Ireland (“Jazz”), and Jazz Pharmaceuticals UK Holdings Limited, a private limited company incorporated in England and Wales and a wholly owned subsidiary of Jazz (“Bidco”).

The Transaction Agreement provides, among other things, that subject to the satisfaction or waiver of the conditions set forth therein, Bidco will acquire the entire issued share capital of the Company pursuant to a scheme of arrangement under Part 26 of the U.K. Companies Act 2006 (the “Scheme of Arrangement” and such acquisition, the “Transaction”).

Under the Transaction Agreement, at the effective time of the Scheme of Arrangement (the “Effective Time”), all ordinary shares, par value £0.001 per share (“Company Ordinary Shares”), issued and outstanding as of the Effective Time will be transferred to Bidco, and the holders of Company Ordinary Shares will have the right to receive, for each such share (a) $16.66 2⁄3 in cash and (b) an amount of Jazz ordinary shares, par value $0.0001 per share (“Jazz Ordinary Shares”), equal to the Exchange Ratio (as defined below). Because each American Depositary Share in the Company represents a beneficial interest in 12 Company Ordinary Shares (“Company ADS”), holders of Company ADSs will be entitled to receive 12 times the foregoing cash and share amounts per Company ADS, being (1) $200 in cash and (2) an amount of Jazz Ordinary Shares equal to 12 times the Exchange Ratio.

“Exchange Ratio” means:

•

If the Jupiter Share Price (as defined below) is an amount greater than $139.72 but less than $170.76, the Exchange Ratio will be an amount equal to the quotient obtained by dividing (x) $1.66 2⁄3 by (y) the Jupiter Share Price;

•	If the Jupiter Share Price is an amount equal to or less than $139.72, the Exchange Ratio will be 0.011929; or

•	If the Jupiter Share Price is an amount equal to or greater than $170.76, the Exchange Ratio will be 0.009760.

“Jupiter Share Price” means the volume-weighted average sales price of a Jupiter Ordinary Share on The Nasdaq Global Select Market for the consecutive period of 15 trading days beginning on the 18th trading day immediately preceding the closing date and ending on the fourth trading day immediately preceding the closing date of the Transaction.

Conditions to the Transaction

The respective obligations of the Company and Jazz to consummate the Transaction are subject to the satisfaction or waiver of a number of customary conditions, including: (1) approval by the Company’s shareholders of the Scheme of Arrangement and the passing of the special resolution to amend the Company organizational documents and other related matters; (2) certain regulatory approvals, including expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (3) compliance by the other party in all material respects with such other party’s obligations under the Transaction Agreement; (4) accuracy of the other party’s representations and warranties, subject to certain materiality standards set forth in the Transaction Agreement; (5) sanction of the Scheme of Arrangement by the High Court of Justice of England and Wales (the “Court”); (6) the absence of any law or order prohibiting consummation of the Transaction; and (7) the Jazz Ordinary Shares issuable in the Transaction having been approved for listing on Nasdaq. The consummation of the Transaction is not subject to any condition that Jazz obtain any financing, but in certain circumstances closing of the Transaction may be delayed if a 15 consecutive business day marketing period shall not have been afforded to Jazz at the time closing otherwise would have occurred.

Representations and Warranties; Covenants

The Transaction Agreement contains customary representations and warranties given by the Company and Jazz. The Transaction Agreement also contains customary pre-closing covenants, including the obligation of the Company to conduct its business in the ordinary course of business and covenants by each of the parties to refrain from taking specified actions without the consent of the other party. The parties have agreed to use their respective reasonable best efforts to complete the Transaction as promptly as reasonably practicable, including in obtaining each third party consent or regulatory approval necessary, proper or advisable to complete the Transaction. The Transaction Agreement also provides that, during the period from the date of the Transaction Agreement until the Effective Time, the Company is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide information to third parties, to engage in discussions with third parties regarding alternative acquisition proposals or to change the recommendation of the Company’s board in favor of the Transaction, subject to customary exceptions.

Treatment of Equity Awards

Under the Transaction Agreement, at the Effective Time; all options to purchase Company ADS’s or ordinary shares, as applicable, that are then held by Company employees (other than those Company options granted in 2021 to employees) and Company non-employee members of the Company board, will vest and be canceled at the Effective Time, in exchange for an all-cash payment equal to the “in-the-money” value of the option, based on the value of the Transaction consideration. In addition, each option to purchase Company ADSs granted in 2021 will become vested as to one-third of the award at the Effective Time and will be treated in accordance with the previous sentence, and the remaining two-thirds of the grant will be converted into an option to acquire Jazz Ordinary Shares (with performance-based Company options converting into time vesting options with any performance goals deemed fully satisfied as of the Effective Time), half of which will vest on the first anniversary of the original grant and half of which will vest on the second anniversary of the original grant, subject to accelerated vesting in connection with qualifying terminations of employment. The number of Jazz Ordinary Shares that will underlie each converted Jazz option will be determined by multiplying the equity award exchange ratio described in the Transaction Agreement by the number of Company ADSs subject to the 2021 Company option, and the Jazz option exercise price will be determined by dividing the 2021 Company option exercise price by the same equity award exchange ratio.

Termination and Termination Fees

The Transaction Agreement contains certain customary termination rights, including, among others, if (1) the Transaction is not completed by August 3, 2021, subject to up to two, three month automatic extensions in certain circumstances, (2) a governmental authority of competent jurisdiction has issued a final non-appealable governmental order prohibiting the Transaction, (3) the Company’s shareholders do not provide the requisite approvals for the Transaction at the applicable shareholder meetings or (4) the Court declined or refused to sanction the Transaction. In addition, Jazz may terminate the Transaction Agreement in certain circumstances, including if (a) the Company’s board has changed its recommendation in favor of the Transaction or recommends in favor of an alternative transaction, (b) a willful breach of the Company’s non-solicitation obligations or certain of its obligations relating to implementation of the Scheme of Arrangement, the proxy statement and the Company shareholder meetings, (c) following the commencement of a takeover, tender or exchange offer related to Company securities, the Company’s board does not communicate to its shareholders, within 10 business days of the commencement of such offer (or earlier in certain circumstances), that it recommends rejecting such takeover, tender or exchange offer or (d) following a material uncured breach by the Company of its representations or covenants that would cause a closing condition to not be satisfied. The Company may terminate the Transaction Agreement in certain circumstances, including (1) following a material uncured breach by Jazz of its representations or covenants that would cause a closing condition to not be satisfied and (2) in order to enter into a definitive agreement providing for a “superior proposal.”

Under the Transaction Agreement, the Company will be required to make a cash payment to Jazz equal to $71.5 million if the Transaction Agreement is terminated in certain circumstances, including (1) in the circumstances described in clauses (a), (b) and (c) in the preceding paragraph; (2) if the Company’s shareholders do not approve the Transaction at the applicable shareholder meetings and (i) an alternative acquisition proposal has been publicly announced and not publicly withdrawn without qualification at least four business days prior to the shareholder meetings and (ii) within 12 months from termination the Company enters into a definitive agreement with respect to, or consummates, an alternative transaction; or (3) if the Court declines or refuses to sanction the Scheme of Arrangement, if the Company shall have communicated to the Court at the hearing to sanction the Scheme of Arrangement that the Company board no longer supports the consummation of the Transaction or no longer wishes the Court to sanction the Scheme of Arrangement, or (4) if the Company terminates the Transaction Agreement in order to accept a superior proposal.

Additional Information

The foregoing description of the Transaction, the Scheme of Arrangement and the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement (including the Form of Scheme of Arrangement attached thereto), which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference. A copy of the Transaction Agreement has been included to provide investors with information regarding its terms and is not intended to provide any factual information about the Company or Jazz.

The Transaction Agreement contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of specified dates. The representations and warranties in the Transaction Agreement reflect negotiations between the parties to the Transaction Agreement and are not intended as statements of fact to be relied upon by the Company’s or Jazz’s security holders or any other person. In particular, the representations, warranties, covenants and agreements in the Transaction Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Transaction Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Transaction Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, and unless required by applicable law, the Company undertakes no obligation to update such information.

Item 7.01	Regulation FD Disclosure.

On February 3, 2021, the Company and Jazz posted an investor presentation regarding the Transaction. A copy of the investor presentation is furnished as Exhibit 99.1 here to.

The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

2.1	Transaction Agreement, dated as of February 3, 2021, by and among GW Pharmaceuticals plc, Jazz Pharmaceuticals UK Holdings Limited and Jazz Pharmaceuticals Public Limited Company.*

99.1	Investor Presentation, dated February 3, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

*    *    *

Additional Information and Where to Find It

In connection with the proposed transaction, GW Pharmaceuticals intends to file a proxy statement with the SEC. Each of Jazz Pharmaceuticals and GW Pharmaceuticals may also file other relevant documents with the SEC regarding the proposed transaction. The definitive proxy statement (if and when available) will be mailed to shareholders of GW Pharmaceuticals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (WHICH WILL INCLUDE AN EXPLANATORY STATEMENT IN RESPECT OF THE SCHEME OF ARRANGEMENT OF GW PHARMACEUTICALS, IN ACCORDANCE WITH THE REQUIREMENTS OF THE U.K. COMPANIES ACT 2006) AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the proxy statement (if and when available) and other documents containing important information about Jazz Pharmaceuticals, GW Pharmaceuticals and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Jazz Pharmaceuticals will be available free of charge on Jazz Pharmaceuticals’ website at https://www.jazzpharma.com. Copies of the documents filed with the SEC by GW Pharmaceuticals will be available free of charge on GW Pharmaceuticals’ website at https://www.gwpharm.com.

Forward-Looking Statements

This communication contains forward-looking statements regarding Jazz Pharmaceuticals and GW Pharmaceuticals, including, but not limited to, statements related to the proposed acquisition of GW Pharmaceuticals and the anticipated timing, results and benefits thereof; and other statements that are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jazz Pharmaceuticals’ or GW Pharmaceuticals’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Jazz Pharmaceuticals’ and GW Pharmaceuticals’ ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and shareholder approvals, the sanction of the High Court of Justice of England and Wales and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of GW Pharmaceuticals and Jazz Pharmaceuticals management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that GW Pharmaceuticals’ business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; Jazz Pharmaceuticals’ ability to obtain the expected financing to consummate the acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the acquisition; GW Pharmaceuticals’ dependence on the successful commercialization of Epidiolex/Epidyolex and the uncertain market potential of Epidiolex; pharmaceutical product development and the uncertainty of clinical success; the regulatory approval process, including the risks that GW Pharmaceuticals may be unable to submit anticipated regulatory filings on the timeframe anticipated, or at all, or that GW Pharmaceuticals may be unable to obtain regulatory approvals of any of its product candidates, including nabiximols and Epidiolex for additional indications, in a timely manner or at all; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of Jazz Pharmaceuticals’ ordinary shares or GW Pharmaceuticals’ American depositary shares or ordinary shares; the possibility that, if Jazz Pharmaceuticals does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Jazz Pharmaceuticals’ ordinary shares could decline; potential litigation associated with the possible acquisition; regulatory initiatives and changes in tax laws; market volatility; and other risks and uncertainties affecting Jazz Pharmaceuticals and GW Pharmaceuticals, including those described from time to time under the caption “Risk Factors” and elsewhere in Jazz Pharmaceuticals’ and GW Pharmaceuticals’ Securities and Exchange Commission (SEC) filings and reports, including Jazz Pharmaceuticals’ Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, GW Pharmaceuticals’ Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and future filings and reports by either company. In addition, while Jazz Pharmaceuticals and GW Pharmaceuticals expect the COVID-19 pandemic to continue to adversely affect their respective business operations and financial results, the extent of the impact on the combined company’s ability to generate sales of and revenues from its approved products, execute on new product launches, its clinical development and regulatory efforts, its corporate development objectives and the value of and market for its ordinary shares, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Moreover, other risks and uncertainties of which Jazz Pharmaceuticals or GW Pharmaceuticals are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Jazz Pharmaceuticals or GW Pharmaceuticals on their respective websites or otherwise. Neither Jazz Pharmaceuticals nor GW Pharmaceuticals undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Participants in the Solicitation

Jazz Pharmaceuticals, GW Pharmaceuticals, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from GW Pharmaceuticals’ security holders in connection with the proposed transaction. Information about GW Pharmaceuticals’ directors and executive officers is set forth in GW Pharmaceuticals’ proxy statement on Schedule 14A for its 2020 Annual General Meeting, which was filed with the SEC on April 7, 2020, and its Current Report on Form 8-K filed with the SEC on September 10, 2020 and subsequent statements of beneficial ownership on file with the SEC. Information about Jazz Pharmaceuticals’ directors and executive officers is set forth in Jazz Pharmaceuticals’ proxy statement on Schedule 14A for its 2020 Annual General Meeting, which was filed with the SEC on June 12, 2020 and subsequent statements of beneficial ownership on file with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of GW Pharmaceuticals security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (Securities Act), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Jazz Pharmaceuticals securities issued in the proposed transaction are anticipated to be issued in reliance upon an available exemption from such registration requirements pursuant to Section 3(a)(10) of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GW PHARMACEUTICALS PLC

By:	/s/ Douglas B. Snyder
Name:	Douglas B. Snyder
Title:	Chief Legal Officer

Date: February 3, 2021